Exhibit 10.23

PROMISSORY NOTE
BANC OF AMERICA LEASING & CAPITAL, LLC
One Financial Plaza
Providence, Rhode Island 02903-2448
$28,000,000.00             July 27, 2017
For value received, the undersigned (jointly and severally if more than one) promises to pay to the order of Banc of America Leasing & Capital, LLC ("Lender"), having its principal place of business in Providence, Rhode Island (together with any other holder of this Note, hereinafter referred to as the "Holder"), the principal sum of $28,000,000.00, together with interest thereon as provided herein. This Promissory Note is one of the "Notes," and the obligations of the undersigned hereunder are "Obligations" secured by the "Collateral," as such terms are defined or referred to in that certain Loan and Aircraft Security Agreement (S/N 218) between the undersigned and Lender dated as of July 27, 2017 (the "Security Agreement").
This Note shall be payable by the undersigned to Holder in (i) sixty (60) consecutive installments of principal and interest (the "Principal and Interest Payments") commencing on August 27, 2017 and continuing monthly thereafter through and including July 27, 2022 (the "Maturity Date") and (ii) an additional principal payment in the amount of $15,375,000.00 (the “Principal Balloon Payment”) due, together with the final Principal and Interest Payment, on the Maturity Date. The Principal and Interest Payments and the Principal Balloon Payment sometimes hereinafter collectively referred to as the “Payments”. Each Payment shall be due and payable on the same day of the month as the initial Payment set forth above in each succeeding payment period during the term of this Note (each, a "Payment Date"). Payments will be deducted automatically on the due date from an account at Bank of America, N.A. pursuant to that certain Authorization Agreement for Direct Payments (ACH Debits) substantially in the form of Exhibit A attached hereto. Interest shall accrue on the entire principal amount of this Note outstanding from time to time at a fixed rate of 2.7400% per annum (the "Interest Rate"), from the date hereof until the principal amount of this Note is paid in full, and shall be due and payable on each Payment Date. All interest hereunder shall be calculated on the basis of a year of 360 days comprised of 12 months of 30 days each. Payments of principal and interest hereunder shall be due, payable on each Payment Date in the amounts set forth, and corresponding to each of the numbered Payments listed below:
Payment No(s)        Payment Amount

1 - 59         $260,505.22
60         $260,505.22 + the Principal Balloon Payment

The entire unpaid principal balance of this Note may be prepaid in full (but not in part) upon thirty (30) days prior written notice to Holder, provided that any such prepayment shall be made together with (a) all accrued interest and other charges owing hereunder or under the Security Agreement, and (b) a prepayment fee equal to: 3% of such prepayment if made prior to the first anniversary of this Note; thereafter, 2% of such prepayment if made prior to the second anniversary of this Note; thereafter, 1% of such prepayment if made prior to the third anniversary of this Note; and thereafter no prepayment fee shall be required; provided, however, that, unless an Event of Default exists, no prepayment fee shall be payable in connection with (a) any refinancing of the indebtedness evidenced by this Note that is provided by Holder to the undersigned for the acquisition by the undersigned of a replacement aircraft that has a fair market value, utility, and useful life at least equal to the Aircraft (as defined in the Security Agreement) and that is otherwise acceptable to Holder, including, without limitation, with respect to the financial condition of the undersigned and Guarantor (as defined in the Security Agreement), in its sole and absolute discretion or (b) the prepayment of the entire unpaid principal balance of this Note together with accrued interest and all other amounts due and owing under the Loan Documents made within fifteen (15) days after written notice from Lender provided pursuant to Section 8.5 of the Security Agreement of an intent to syndicate or assign this Note to a third party. Notwithstanding the foregoing, (i) nothing herein shall constitute a commitment by Holder to provide any financing with respect to any replacement aircraft and (ii) in the event that Holder provided prior notice of an Assignment pursuant to Section 8.5 of the Security Agreement and no Default or Event of Default exists, the entire unpaid principal balance of this Note may be prepaid in full (but not in part), upon thirty (30) days prior written notice to Holder, without prepayment fees.
Time is of the essence in the payment and performance of those Obligations, which are evidenced by this Note. In the event any amount due hereunder is not paid within ten (10) days of the date when due, the undersigned agrees to pay an administrative and late charge equal to the lesser of (a) two percent (2%) on and in addition to the amount of such overdue amount, or (b) the maximum charges allowable under applicable law. In addition, the undersigned shall pay overdue interest on any delinquent Payment or other Obligation due (by reason of acceleration or otherwise) from thirty (30) days after the due date thereof through the date of payment thereof at a rate of interest equal to the lesser of: (a) 1.5% per month (the “Late Charge Rate”), or (b) the maximum rate of interest allowable under then applicable law.

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Exhibit 10.23

Each payment hereunder shall be made in lawful money of the United States and shall be payable to such account or address, as Holder shall from time to time direct the undersigned. Whenever any payment to be made under this Note shall be stated to be due on a Saturday, Sunday or a public holiday, or the equivalent for banks generally under the laws of the State of Rhode Island, such payment shall be made on the next succeeding Business Day, and such extension of time shall be included in the computation of the payment of interest. All amounts received hereunder or in respect of this Note shall be applied first, to accrued late charges and any other costs or expenses due and owing hereunder or under the terms of the Security Agreement; second, to accrued interest; and third, to unpaid principal. It is the intention of Holder to comply with all applicable usury laws. Accordingly, it is agreed that notwithstanding anything to the contrary contained herein, in no event shall any provision contained herein require or permit interest in excess of the maximum amount permitted by applicable law to be paid by the undersigned. If necessary to give effect to these provisions, Holder will, at its option, in accordance with applicable law, either refund any amount to the undersigned to the extent that it was in excess of that allowed by applicable law or credit such excess amount against the then unpaid principal balance hereunder.
Failure to pay this Note or any installment hereunder promptly when due, or the occurrence of an "Event of Default" under the Security Agreement, or default or failure in the performance or due observance of any of the terms, conditions or obligations under any other agreement or instrument between the undersigned (or any endorser, guarantor, surety or other party liable for the undersigned's obligations hereunder, or any other entity controlling, controlled by, or under common control with the undersigned) and Holder (or any other entity controlling, controlled by or under common control with Holder), shall constitute a default hereunder and entitle Holder to accelerate the maturity of this Note and to declare the entire unpaid principal balance and all accrued interest and other charges hereunder (including prepayment fees calculated as of the date of default) and under the Security Agreement to be immediately due and payable, and to proceed at once to exercise each and every one of the remedies provided in the Security Agreement or otherwise available at law or in equity.
The undersigned and all other parties who may be liable (whether as endorsers, guarantors, sureties or otherwise) for payment of any sum or sums due or to become due under the terms of this Note waive diligence, presentment, demand, protest, notice of dishonor, notice of intention to accelerate, notice of acceleration and notice of any other kind whatsoever and agree to pay all costs incurred by Holder in enforcing its rights under this Note or the Security Agreement, including reasonable attorney's fees, and they do hereby consent to any number of renewals or extensions at any time in the payment of this Note. No extension of time for payment of this Note made by any agreement with any person now or hereafter liable for payment of this Note shall operate to release, discharge, modify, change or affect the original liability of the undersigned under this Note, either in whole or in part. No delay or failure by Holder hereof in exercising any right, power, privilege or remedy shall be deemed to be a waiver of the same or any part thereof; nor shall any single or partial exercise thereof or any failure to exercise the same in any instance preclude any future exercise thereof, or exercise of any other right, power, privilege or remedy, and the rights and remedies provided for hereunder are cumulative and not exclusive of any other right or remedy available at law or in equity. The Holder of this Note may proceed against all or any of the Collateral securing this Note or against any guarantor hereof, or may proceed contemporaneously or in the first instance against the undersigned, in such order and at such times following default hereunder as Holder may determine in its sole discretion. All of the undersigned's obligations under this Note are absolute and unconditional, and shall not be subject to any offset or deduction whatsoever. The undersigned waives any right to assert, by way of counterclaim or affirmative defense in any action to enforce the undersigned's obligations hereunder, any claim whatsoever against the Holder of this Note.
THIS NOTE AND THE LEGAL RELATIONS OF THE UNDERSIGNED AND HOLDER SHALL IN ALL RESPECTS BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES REGARDING THE CHOICE OF LAW. THE UNDERSIGNED HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND THE FEDERAL DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSES OF ANY SUIT, ACTION OR OTHER PROCEEDING ARISING OUT OF ITS OBLIGATIONS HEREUNDER, AND EXPRESSLY WAIVES ANY OBJECTIONS THAT IT MAY HAVE TO THE VENUE OF SUCH COURTS. THE UNDERSIGNED HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY ACTION BROUGHT ON OR WITH RESPECT TO THIS NOTE.

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Exhibit 10.23

IN WITNESS WHEREOF, the undersigned has caused this Note to be executed by its duly authorized representative as of the date first above written.

ATTEST/WITNESS:	MAKER: TVPX AIRCRAFT SOLUTIONS INC., a Utah corporation, not in its individual capacity, but solely as Owner Trustee under the Trust Agreement dated July 27, 2017
By: /s/ Scott Neilsen             By: /s/ Brett King
Name:    Scott Neilsen         Name: Brett King
Title:     Senior Vice President

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Exhibit 10.23

EXHIBIT A
Banc of America Leasing & Capital, LLC
Mailcode: GA3-003-04-01
Northeast Center Building
2059 Northlake Parkway
Tucker, GA 30084
AUTHORIZATION AGREEMENT FOR DIRECT PAYMENTS (ACH DEBITS)

Customer Name:

Customer Loan Number:

The undersigned, a duly authorized officer of the above-referenced Customer, hereby authorizes Banc of America Leasing & Capital, LLC (“BAL”) to initiate debit entries as selected below to the Customer’s ( ) checking or ( ) savings account (check one) indicated below at the depository named below to debit the same to such account. If funds in the account so debited are not sufficient to cover such ACH debits, Customer shall pay BAL $35.00 for each such non-sufficient funds occurrence.
Scheduled Loan Payments.
Depository (Bank) Name:
Street Address:
City:                      State:          Zip Code:
ABA Routing Number:
Account Number:
Effective Date:
PLEASE ATTACH A VOIDED CHECK / DEPOSIT SLIP
This authorization is to remain in full force and effect until BAL has received written notification from Customer of its termination in such time and in such manner as to afford BAL and the above-referenced Depository a reasonable opportunity to act on it. Please complete and return to the address above or fax to the attention of ACH Department at 404-532-3171

Customer Name:

Officer Signature:

Officer Title:                              Date:
NOTE: ALL WRITTEN DEBIT AUTHORIZATIONS MUST PROVIDE THAT THE RECEIVER MAY REVOKE THE AUTHORIZATION ONLY BY NOTIFYING THE ORIGINATOR IN THE MANNER SPECIFIED IN THE AUTHORIZATION

Internal Use Only: Documentation Specialist ____________________________
A = Rent and Sales/Tax Only P = Rental/Sales/Use/PPT E = All charges (excluding late charges)

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